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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     JANUARY 24, 2005
                                                          ----------------



                              DATAWATCH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       000-19960                                         02-0405716
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(Commission File Number)                       (IRS Employer Identification No.)


      175 CABOT STREET, SUITE 503
         LOWELL, MASSACHUSETTS                              01854
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (978) 441-2200
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              (Registrant's Telephone Number, Including Area Code)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             On January 24, 2005, the Datawatch Corporation issued a press release regarding its financial results for the quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

             The information in this Item 2.02, including in Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.






ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (c)   Exhibits

                   The following Exhibits are filed as part of this report:

                   EXHIBIT NO.          DESCRIPTION
                   -----------          -----------
                   99.1                 Press Release dated January 24, 2005

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                                   SIGNATURES
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             Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DATAWATCH CORPORATION



Date:        January 24, 2005
                                              By: /s/ Robert W. Hagger
                                                  ------------------------------
                                              Name:   Robert W. Hagger
                                              Title:  President and Chief
                                                      Executive Officer